FROST & SULLIVAN
沙利文

中国北京市朝阳区建国门外大街1号
国贸写字楼2座24层2401-02室
Unit 2401-02, Level 24
China World Office 2
1 Jianguomenwai Avenue
Chaoyang District, Beijing 100004
Tel: 86 (10) 5929 8680
Fax: 86 (10) 5929 8679
www.frost.com

Bowen Acquisitions Corp.
420 Lexington Ave, Suite 2446
New York, NY 10170

Attention: The Board of Directors

Date: October 21, 2024

Re: Bowen Acquisition Corp.'s Registration Statement on Form S-4

Dear Sirs or Madams:

We, Frost & Sullivan (Beijing) Inc. , hereby consent to the filing with the United States Securities and Exchange Commission (the "**SEC**") of a Registration Statement on Form S-4 (the "S-4"), and any amendments thereto, of Bowen Acquisition Corp.(the "**Company**"), and any related prospectuses of (i) our name and all references thereto, (ii) the inclusion of information, data and statements from our research reports and amendments thereto (collectively, the "**Industry Report**"), and any subsequent amendments to the Industry Report, as well as the citation of our research reports and amendments thereto, in the Registration Statement and any amendments thereto, in any other future filings with the SEC by the Company, on the websites of the Company and its subsidiaries and affiliates or in other publicity materials, in institutional and retail road shows and other activities, and (iii) the statement(s) set out in the Schedule hereto. We also hereby consent to the filing of this letter as an exhibit to the S-4.

We further consent to the reference to our firm, under the caption "INFORMATION ABOUT NEWCO AND QIANZHI" in the S-4, and Investor Presentation as acting in the capacity of an expert in relation to the Industry Report and the matters discussed therein.

[Signature page to follow]

FROST & SULLIVAN
沙利文

中国北京市朝阳区建国门外大街1号
国贸写字楼2座24层2401-02室
Unit 2401-02, Level 24
China World Office 2
1 Jianguomenwai Avenue
Chaoyang District, Beijing 100004
Tel: 86 (10) 5929 8680
Fax: 86 (10) 5929 8679
www.frost.com

For and on behalf of
Frost & Sullivan (Beijing) Inc.

Name: Terry Tse
Title: Consulting Director